EXHIBIT 99.1



            The New York Tri-State Area's Leading Real Estate Company
                         Reckson Associates Realty Corp.

                        Second Quarter 2002 Presentation
                          Earnings Results and Overview

                                 August 7, 2002

SUMMARY OF HIGHLIGHTS

Reported diluted FFO of $.59 per share for the second quarter of 2002 inclusive of $.02 per share of deferred rent reserves, as compared to $.70 per share for the comparable 2001 period, representing a per share decrease of 15.7%.

Reported diluted CAD of $.45 per share for the second quarter of 2002 inclusive of $.02 per share of deferred rent reserves, as compared to $.48 per share for the comparable 2001 period, representing a per share decrease of 6.3%.

Generated same property NOI increases, before termination fees and deferred rent reserves, of 12.0% (cash) and 2.1% (GAAP) for the second quarter of 2002.

Generated same space rent growth on space leased during the period of 19.3%
(GAAP) and 14.1% (cash) for Office and 12.4% (GAAP) and 9.0% (cash) for Industrial/R&D for the second quarter of 2002.

Occupancy:
                           June 30, 2002    March 31, 2002    June 30, 2001
                           -------------    --------------    -------------
                  Total:
                    Overall        94.2%           95.1%             97.2%
                    Office         95.2%           96.2%             97.0%
                    Industrial     92.0%           92.9%             97.9%

                  Same Property:
                    Overall        94.9%           95.1%             97.5%
                    Office         95.9%           96.2%             97.0%
                    Industrial     92.0%           92.9%             97.9%

SUMMARY OF HIGHLIGHTS (continued)

Renewed 71% of expiring square footage during the first six months of 2002 and 57% during the second quarter of 2002.

Completed 478,000 square feet of leasing transactions during the second quarter of 2002.

Reduced total leased portfolio exposure to expiring leases to 3.1% in 2002 and 9.2% in 2003.

Completed an offering of $50 million of 6.00% (6.13% effective rate) five-year senior unsecured notes due June 15, 2007.

Repurchased 1,856,200 Class A common shares at a weighted average stock price of $21.98 per share and 368,200 Class B common shares at a weighted average stock price of $22.90 per share. Total purchases of Class A common and Class B common shares amounted to approximately $49.2 million. These purchases were made subsequent to June 30, 2002.

Announced that the Company will begin expensing the cost of stock options effective January 1, 2002.

Standard & Poor's reaffirmed the Company's BBB- investment grade rating and maintained a stable outlook opinion.

Provided enhanced disclosure in the supplemental package.

PORTFOLIO COMPOSITION

NET OPERATING INCOME (A)
------------------------
[GRAPHIC OMITTED]
Long Island                30%
New York City              28%
Westchester/Connecticut    29%
New Jersey                 13%

PRO FORMA PORTFOLIO STATS
-------------------------
20.5 Million Square Feet
      Office               13.8 million Sq.Ft.
      Industrial            6.7 million Sq.Ft.

181 Properties

1,275 Tenants Representing a Diverse Industry Base

Five Integrated Operating Divisions

NOI:

      Office               86%
      Industrial           14%

Occupancy:
      Office (b)          95.2%
      Industrial          92.0%

(a) Pro forma for 919 Third Avenue free rent add back and pro rata share of consolidated and unconsolidated joint ventures

(b) Excluding 58 South Service Road, LI, an office development project placed in service during the quarter; office occupancy would be 95.9%

TENANT DIVERSIFICATION
Total Portfolio

[Graphic Omitted]
  Accounting                          2%
  Advertising                         1%
  Commercial Banking                  5%
  Consumer Products                  12%
  Defense/Electronics                 2%
  Financial Services                 12%
  Government                          2%
  Healthcare                          4%
  Hospitality                         1%
  Insurance                           7%
  Legal Services                     11%
  Manufacturing                       3%
  Media/Entertainment                 6%
  Other Professional Services         8%
  Pharmaceuticals                     4%
  Real Estate                         3%
  Retail/Wholesale                    2%
  Technology                          5%
  Telecom                             9%
  Transportation                      1%

Note: Annualized base rental revenue adjusted for joint venture interests

MARKET TRENDS

New supply remains in check

Sublease space remains a factor

New tenant demand is limited

       - Focus is on tenant retention and gaining market share
       - Tenants who move do so for strategic reasons - consolidations, decentralization, cost savings
       - Few tenants are expanding - sectors where there is expansion include consumer products, pharmaceuticals, insurance, restructuring professionals and hedge funds

Leasing costs increasing

Cautious outlook on market due to general uncertainty surrounding corporate downsizing and credit risk

High quality buildings and high quality landlords are competing more effectively for market share

OFFICE MARKET OVERVIEW
Suburban

[Graphics omitted]
LONG ISLAND                   4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          5.6%     4.8%     6.3%    7.7%     7.7%     5.6%
Overall Vacancy               6.5%     5.8%     8.4%   10.4%    11.9%    13.0%
Direct Vacancy                6.0%     3.6%     8.2%    6.5%     8.2%     8.5%

WESTCHESTER                   4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          8.8%      7.6%    4.0%    4.7%     4.9%     6.5%
Overall Vacancy              16.3%     15.1%   12.0%   13.7%    20.5%    19.7%
Direct Vacancy               15.0%     13.8%   10.7%   11.6%    16.3%    14.2%

S. CONNECTICUT                4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          4.0%     1.9%     7.2%    9.4%     8.8%     5.1%
Overall Vacancy               4.7%     2.6%     8.1%   12.4%    13.6%    19.0%
Direct Vacancy                7.9%     6.3%     4.4%    3.9%     5.6%    10.9%

N. NEW JERSEY                 4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          4.6%     8.4%     6.5%    6.2%     8.1%     5.2%
Overall Vacancy               7.1%     9.4%     9.9%   11.1%    13.4%    13.7%
Direct Vacancy               15.3%     3.4%     1.3%    7.3%     9.6%     7.7%

Source: Cushman & Wakefield Class A Office Statistics

OFFICE MARKET OVERVIEW
New York City

[Graphics omitted]
FINANCIAL EAST                4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          2.3%     8.3%     0.7%    1.0%     3.8%     3.2%
Overall Vacancy               7.3%     2.3%     2.1%    6.6%     7.0%    14.1%
Direct Vacancy                6.6%     1.6%     1.4%    3.4%     2.3%     9.1%

MIDTOWN EAST                  4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          0.9%     5.5%     2.1%    2.6%     0.5%     0.0%
Overall Vacancy               5.0%     3.9%     2.6%    4.5%     8.9%    10.3%
Direct Vacancy                3.9%     3.1%     1.9%    2.5%     3.1%     4.7%

MIDTOWN WEST                  4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy          3.0%     0.0%     3.0%    2.1%     5.6%     4.0%
Overall Vacancy               5.2%     2.7%     2.7%    4.4%     6.2%     6.3%
Direct Vacancy                4.1%     2.4%     2.4%    2.7%     4.0%     3.5%

6TH AVE./ROCKEFELLER CENTER   4Q99     2Q00     4Q00    2Q01     4Q01     2Q02
                              ----     ----     ----    ----     ----     ----
RA Portfolio Vacancy         10.7%     5.6%     7.2%    6.5%     3.7%     3.5%
Overall Vacancy               2.7%     1.2%     1.2%    3.3%     4.3%     7.0%
Direct Vacancy                1.7%     0.6%     0.9%    1.5%     2.7%     3.5%

Source: Cushman & Wakefield Class A Office Statistics

MAINTAIN HIGH OCCUPANCY RATES

[Graphics omitted]

                  1997     1998     1999    2000     2001     1Q02   2Q02
                  ----     ----     ----    ----     ----     ----   -----
Office            95.8%    96.4%    96.0%   97.2%    96.1%    96.2%   95.9%(a)

                  1997     1998     1999    2000     2001     1Q02   2Q02
                  ----     ----     ----    ----     ----     ----   ----
Industrial (b)    95.3%    96.8%    98.2%   97.5%    91.7%    92.9%  92.0%


(a) Including 58 South Service Road, LI, an office development project placed in service during the quarter, office occupancy would be 95.2%

(b) Decrease in industrial occupancy reflects a 206,710 square foot lease that expired in November 2001, decreasing occupancy 300 basis points

PORTFOLIO PERFORMANCE
Same Property NOI Growth
Three Months (a)

TOTAL PORTFOLIO (B) [Graphic omitted]
   Cash NOI       12.0%
   GAAP NOI        2.1%

CASH RECONCILIATION
-------------------
REVENUE                                        (in thousands)
-------                                        --------------
Free Rent Burn Off                 5.1%            $5,375
Built-in Rent Increases            2.1%            $2,200
Same Space Rent Increases          1.6%            $1,679
Escalation Increase                1.4%            $1,500
NYC Incremental Revenue            1.1%            $1,100
Other                              0.5%              $500
Suburban Occupancy Decrease       (1.2%)          ($1,231)
Bad Debt Increase (b)             (0.6%)            ($600)
   Total                          10.0%           $10,523

EXPENSES
--------
Operating Expenses (c)             4.0%            $1,543
Real Estate Taxes (d)              2.9%            $1,097
   Total                           6.9%            $2,640

NOI                               12.0%             $7,883

(a) Based on comparison period for the three month period ended June 30, 2002 versus the three month period ended June 30, 2001
(b) Excludes termination fees and reserves against deferred rent receivable
(c) Operating expenses increased 7.1% which represented 58% of the total 6.9% expense increase
(d) Real estate taxes increased 6.6% which represented 42% of the total 6.9% expense increase

PORTFOLIO PERFORMANCE
Second Quarter 2002 Same Space Average Rent Growth (a)

[Graphics omitted]
Office Rent Growth
------------------
  Expiring Leases       $25.45
  New Leases            $30.36
  Growth                19.3%

Industrial/R&D Growth
---------------------
 Expiring Leases       $6.13
 New Leases            $6.89
 Growth                12.4%

 - Renewed 57% of Expiring Square Footage
 - 64 Total Leases Executed Encompassing 478,000 Square Feet
 - Same Space Second Quarter Cash Increase of 14.1% for Office and 9.0% for Industrial/R&D

(a) Represents leases executed during the second quarter

DISTRIBUTION OF LEASING ACTIVITY
For the Second Quarter of 2002
                                        Percent of
                           Sq. Ft.   Leasing Activity
                           -------   ----------------
New Leases                 212,729        45%

Renewed Leases             131,457        28%

Early Renewals              63,775        13%

Expansions                  53,775        11%

Renewal/Contractions        16,467         3%



Total                      478,203       100%

OFFICE LEASING TRENDS (A)

[Graphics Omitted]
                                1Q01    2Q01     3Q01     4Q01     1Q02    2Q02
                                ----    ----     ----     ----     ----    ----
Same Space Average Rent Growth  22.9%   23.2%    21.7%    16.3%    22.8%   19.4%

Tenant Retention Rate           81%     54%      64%      60%      82%     51%

Net Effective Rent Spread        6.6%    8.3%     7.3%     6.0%     8.2%    7.9%

Average Lease Term (Years)       5.9     6.0      4.1      5.7      6.3     6.1


(a) Excludes projects under development

LEASE EXPIRATIONS (A)
3.1% of Total Leased Portfolio Expiring in 2002 and 9.2% in 2003

[Graphic omitted]
OFFICE                    2002     2003     2004     2005     2006     2007
------                    ----     ----     ----     ----     ----     ----
Square Feet Expiring      510      1,191    1,259    1,753    1,708    1,187
(in thousands)
% Square Feet Expiring    3.9%     9.1%     9.6%     13.4%    13.0%    9.1%

[Graphic omitted]
INDUSTRIAL                2002     2003     2004     2005     2006     2007
----------                ----     ----     ----     ----     ----     ----
Square Feet Expiring      96       591      661      934      949      315
(in thousands)
% Square Feet Expiring    1.6%     9.5%     10.6%    15.0%    15.3%    5.1%


(a) 2002 Expirations are for the period 7/1/02-12/31/02

PRO FORMA OFFICE LEASE EXPIRATIONS

3.1% in 2002 and 7.9% in 2003 of Total Office Portfolio

For the Period 8/1/02-12/31/03
Since 6/30/02, reduced near-term expirations by 180,000 sf
------------------------------
BY DIVISION [Graphic Omitted]
-----------
Long Island           30%  - 469,000 sf  (12% of Division)
New York City         15%  - 222,000 sf  (6% of Division)
Connecticut           12%  - 176,000 sf  (16% of Division)
Westchester           17%  - 255,000 sf  (8% of Division)
New Jersey            26%  - 398,000 sf  (20% of Division)

BY QUARTER [Graphic Omitted]
----------
3Q02 (a)      4Q02          1Q03          2Q03          3Q03           4Q03
----          ----          ----          ----          ----           ----
211,000       215,000       260,000       200,000       370,000        264,000


(a) For August and September

LEASE EXPIRATION COMPARISON
2002 and 2003 Office Portfolio
As of June 30, 2002
Expiring Rents vs. Reckson Forecast Rents
[Graphics omitted]

Total Portfolio - 1.7 million sq. ft. expiring
----------------------------------------------
                  Cash     GAAP
Expiring          $27.03   $26.36
Forecasted        $28.88   $29.50
Increase            7%       12%

CBD Portfolio - 400,000 sq. ft. expiring
----------------------------------------
                  Cash     GAAP
Expiring          $32.16   $33.25
Forecasted        $40.13   $40.14
Increase            25%      21%

Suburban Portfolio - 1.3 million sq. ft. expiring
-------------------------------------------------
                  Cash     GAAP
Expiring          $25.45   $24.24
Forecasted        $25.42   $26.22
Increase            0%       8%

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially

FUJI TRANSACTION
Westchester Leasing Activity

-Fuji Photo Film U.S.A., Inc. leased 163,880 square feet at Reckson Summit,
 Valhalla for a 10 year period
-Transaction encompassed seven tenants, in four buildings, totaling 243,946 square feet
-Includes 65,097 square feet expiring through 2003
-Includes 96,334 square feet of vacant or expired space
-Extended term on 48,928 square feet from 2.25 years to 5 years

Net Effective Rent                  Fuji      Other
------------------                  ----      -----
Square Feet                         163,880   48,928

Average Rent                        $25.73    $25.96
Annualized Cost PSF                 ($5.30)   ($5.77)
Net Effective Rent                  $20.43    $20.19

[Photo omitted]

VALUE CREATION ACTIVITY UPDATE
Ground-Up Development
Reckson Executive Park - Melville, LI  [Photo omitted]

Stacking Plan - 277,500 SF
4th Floor
   Proposal - 40,000 SF
   Proposal - 25,000 SF
   Salomon Smith Barney - 38,191 SF

3rd Floor
   Zurich American Insurance Co. - 70,000 SF

2nd Floor
   Hain Celestial Group - 34,988 SF
   Transamerica Corp. - 24,099 SF

1st Floor
   OSI Pharmaceuticals - 36,309 SF
   Drake Bean Morin - 4,870 SF
   Proposal - 18,000 SF

Total Leases Signed - 208,457 SF
Total Proposals - 83,000 SF

Property 75% Leased
Anticipated Return on Investment - 11% (a)
Projected Occupancy at End of 2002 - 220,000 SF (a)

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially

INVESTMENT ENVIRONMENT

-  Tale of two investment markets
      o  Extremely competitive investment environment for stable assets
      o  Inactive market for assets with rollover exposure

- Actively bid on approximately $1.75 billion of CBD and suburban properties in 2Q02

-  Pricing is not yet appropriately addressing market risks
      o CBD assets anticipated to trade at an average price in excess of $450 psf and average ROI of 6.5%-7.0%
      o Suburban assets anticipated to either trade in the 8.0%-8.5% range (in excess of $260 psf) or be pulled off the market

-  Expect greater market activity over next six months
      o  Owners attempting to take advantage of current pricing
-  May identify but most likely will not close any acquisitions in 2002
      o Will continue to maintain discipline with respect to investment underwriting
- Evaluating additional dispositions/joint ventures to capitalize on investor demand

CORE REAL ESTATE OPERATIONS

                                       2Q02        2Q01
                                       ----        ----
FFO Per Share                          $.59        $.70
Income on FLCG Loans and RSVP JVs       .00         .03
Core Real Estate Operations            $.59        $.67

Analysis of Second Quarter 2002 vs. Second Quarter 2001 Results
     Decreased Termination Fees                   ($.01)
     Other Income                                 ($.04)
     Disposition Dilution                         ($.07)
     Excess Bad Debt                              ($.03)
     Increase in NOI Plus Reduced Debt Service     $.07

OPERATING DATA

                                                  (in thousands)

                                          2Q02         1Q02          2Q01
                                          ----         ----          ----

Property Operating Revenues             $123,627     $122,505      $125,349

Property Operating Expenses               41,739       42,212        40,874

Property Operating Margin                $81,888      $80,293       $84,475

Margin Percentage                           66.2%        65.5%         67.4%

Marketing, General & Administrative       $7,693       $7,139        $8,411

Other Income                              $2,008       $2,425        $7,038

Receivables Reserves                      $2,500       $1,000          $100

CREDIT RISK
Significant Tenant Watch List

HQ GLOBAL WORKPLACES, INC.
- Voluntarily filed for Chapter 11 in March 2002
- Leases approximately 202,000 square feet at nine of the Company's properties
- Leases expire between 2008 and 2011
- 2002 total annualized base rent is approximately $6.1 million
- Three leases to be restructured
- Six leases were unadjusted
- Reckson expects HQ to affirm all nine leases

METROMEDIA FIBER NETWORK SERVICES, INC.
- Voluntarily filed for Chapter 11 in May 2002
- Leased 112,075 square feet at Reckson Metro Center, 360 Hamilton Avenue, White Plains, NY
- Lease expires in May 2010
- Annual base rent was $25 per square foot
- Reckson has restructured the lease with MetroMedia
- MetroMedia will keep 31,718 square feet of space at an annual base rent of $25 per square foot
- Reckson received termination fees of $1.8 million
- Reckson is in lease negotiations with a tenant for 48,842 square feet of the 80,357 square feet given up by MetroMedia
- All receivables relating to MetroMedia for terminated space have been written off

ARTHUR ANDERSEN
- Leases 37,636 square feet at 1350 Avenue of the Americas
- Lease expires 4/30/04
- Annual base rent was $53 per square foot
- Rent has been paid current through August
- 100% of deferred rent receivable has been reserved

********

CREDIT RISK
WorldCom/MCI Major Occupancies

                                          LI                      NYC               WC          CT          Other        Total
                                  ----------------------------------------------------------------------------------------------
                                    90      60 Charles     100                 Reckson
                                  Merrick   Lindbergh      Wall     Tower     Executive    Landmark
                                    Ave.      Blvd.         St.       45         Park       Square
                                  -----------------------------------------------------------------



WorldCom/MCI Leased Sq.Ft.          37,200     127,800     34,900     10,000      300,000    16,600       20,500         547,000

Total Building Sq. Ft.             225,597     195,998    466,226    443,109      541,903   799,048

WorldCom/MCI Current Base Rent    $985,000  $3,199,000   $829,000   $426,000   $5,565,000  $409,000      $408,000    $11,821,000
(annualized)

WorldCom/MCI Average Base Rent    $997,000  $3,621,000   $848,000   $410,000   $5,616,000  $430,000      $412,000    $12,334,000
(annualized)

WorldCom/MCI Current Base Rent         0.2%        0.8%       0.2%       0.1%         1.4%      0.1%          0.1%           2.9%
(as a percentage of total portfolio base rent)

STATUS UPDATE
-------------
 Rent paid current on all space through July
 50% of deferred rent receivable has been reserved
 Deferred straightline rent on 50% of leases will be reserved prospectively

FINANCIAL RATIOS
                          (in millions except ratios)
Ratios                      June 30, 2002 Historical
------                     --------------------------
Total Debt (a)                      $1,286
Total Equity                        $2,012
Total Market Cap                    $3,298
Interest Coverage Ratio               3.44x
Fixed Charge Coverage Ratio           2.66x
Debt to Total Market Cap                39%



(a) Including pro-rata share of joint venture debt and net of minority partners' interests

DEBT SCHEDULE

DEBT SCHEDULE               PRINCIPAL AMOUNT   WEIGHTED AVERAGE   AVERAGE TERM
-------------                  OUTSTANDING      INTEREST RATE      TO MATURITY
                            ----------------   ----------------   ------------

 Fixed Rate

  Mortgage Notes Payable          $746.0 (a)        7.3%             9.5 yrs.
  Senior Unsecured Notes          $500.0            7.4%             5.1 yrs.
  Subtotal./Weighted Average    $1,246.0            7.3%             7.7 yrs.

   Floating Rate

      Corporate Unsecured                      LIBOR+105 bps
      Credit Facility             $176.0 (b)

LOW FLOATING RATE DEBT LEVELS
Floating Rate         12%
Fixed Rate            88%

NO SIGNIFICANT NEAR-TERM REFINANCING NEEDS
LONG-TERM STAGGERED DEBT MATURITY SCHEDULE
                   2002  2003  2004  2005  2006  2007   2008  2009  2010  2011
                   ----  ----  ----  ----  ----  ----   ----  ----  ----  ----
Mortgage Debt       $0    $0    $3   $19   $130  $60     $0   $100  $28   $218
Unsecured Notes               $100              $200          $200

(a) Includes $159.1 million of pro rata debt related to consolidated joint venture properties. In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.7 million.

(b) Unsecured corporate credit facility matures in September 2003

PAYOUT RATIO ANALYSIS

                            Class A Common Stock    Class B Common Stock
                            --------------------    --------------------
                                Three Months             Three Months
                             3/31/02    6/30/02      3/31/02    6/30/02
                             -------    -------      -------    -------

CAD Payout Ratio -            93.9%      108.5%       101.2%      117.2%

Committed non-incremental TI/LC on signed leases and actual non-incremental capital improvements


CAD Payout Ratio -            99.2%      114.7%       106.9%      123.8%

Actual paid or accrued for non-incremental TI/LC and actual non-incremental capital improvements


CAD Payout Ratio -            90.7%      103.8%        97.7%      112.1%

Committed non-incremental TI/LC on signed leases excluding leases scheduled to expire in future periods and actual non-incremental capital improvements

CAPITAL RECYCLING PROGRAM


$680 Million Slated for Program to Date                               (in thousands)
                                                       2000         2001          2002      2003
                                                       ----         ----          ----      ----
Dispositions - Completed
------------------------
Eight Suburban Office Assets - Sale of JV Interest   $136,000
Six Non-Core Office Assets                                        $ 85,000
919 Third Avenue - Sale of JV Interest                            $221,000
Keystone Stock                                                    $ 36,000     $1,500

Dispositions - Anticipated (a)
--------------------------
Two Non-Core Office Assets under Contract                                     $18,500
Remaining Non-Core Assets                                                     $30,000     $87,000
RSVP                                                                                      $65,000
Total                                                $136,000    $342,000     $50,000    $152,000


(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

STOCK BUYBACK PROGRAM

Stock Repurchase Activity Subsequent to June 30, 2002

CLASS A COMMON STOCK PURCHASES:
         Shares Purchased                                1,856,200
         Weighted Average Price                             $21.98
Total Class A Common Stock Purchases                   $40,800,000


CLASS B COMMON STOCK PURCHASES:
         Shares Purchased                                  368,200
         Weighted Average Price                             $22.90
Total Class B Common Stock Purchases                    $8,430,000


Total Shares Purchased                                   2,224,400

Total Stock Purchases                                  $49,230,000

Remaining shares authorized under stock buyback program - 2,775,600

EXPANDED DISCLOSURE

 Expanded Disclosure and Accounting Policy Adjustment

           - Earlier distribution of supplemental package

           - New disclosures provided in supplemental package:
               - Additional CapEx Schedule
               - Unconsolidated Joint Venture Disclosure
               - Top Tenants List
               - Tenant Industry Breakdown
               - Distribution of Leasing Activity
               - Expanded Payout Ratio Analysis

 Stock Option Expensing

       - Announced that the Company will begin expensing the cost of stock options effective January 1, 2002

GUIDANCE - 2002 FFO ESTIMATES

Previous Guidance                                              $2.45-$2.55

Current Guidance                                               $2.40-$2.45(a)

Reconciliation                                                 $2.45
   NOI Increase (2%-3%) Before Term. Fees and Bad Debt         N/C
   Termination Fees                                            N/C
   Net Other Income                                           ($.02)
   Net Bad Debt                                               ($.02)
   Acquisition Accretion                                      ($.03)
   Reduction in Debt Service - Lower Interest Rates            $.02
   TOTAL                                                       $2.40 - $2.45

Investment Assumptions:
  Real Estate Investments                                      $0
  Stock Repurchases                                            $50M - $100M

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.



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CONCLUSION

Continue to successfully navigate through a challenging market environment
          - Focus on tenant retention and gaining market share
          - Core portfolio continues to perform well and remains well positioned Maintaining cautious stance due to uncertain economic environment

Hopeful that appropriately priced investment opportunities will come to market in near terms
          - We believe we are seeing signs of this happening
Evaluating additional dispositions and joint venture opportunities to capitalize on investor demand
     Will continue to pursue opportunistic share repurchases
Continued emphasis on shareholder communications

FORWARD-LOOKING STATEMENTS

Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this presentation.

RECKSON ASSOCIATES REALTY CORP.
225 BROADHOLLOW ROAD
MELVILLE, NY 11747
(631) 694-6900